UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2004

HUGOTON ROYALTY TRUST

(Exact name of registrant as specified in its charter)

Texas	1-10476	58-6379215
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Trust Division Royalty Trust Group Bank of America, N.A. 901 Main Street, 17th Floor P.O. Box 830650 Dallas, Texas 75283-0650		75202
(Address of principal executive offices)		(Zip Code)

(877) 228-5083
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 12. Results of Operations and Financial Condition.

On January 20, 2004, the Registrant issued a news release announcing its monthly cash distribution to unitholders of record on January 30, 2004.  A copy of the news release is furnished as Exhibit 99.1.

The information in this Current Report, including the news release attached hereto, is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUGOTON ROYALTY TRUST

	By:	BANK OF AMERICA, N.A., TRUSTEE FOR HUGOTON ROYALTY TRUST

Date: January 20, 2004	By:	/s/ Nancy G. Willis
Nancy G. Willis
Vice President

XTO ENERGY INC.

	By:	/s/ Louis G. Baldwin
Louis G. Baldwin
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number and Description

99.1                           News Release dated January 20, 2004